NOTES PAYABLE - DIRECT CORPORATE OBLIGATIONS	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
NOTES PAYABLE - DIRECT CORPORATE OBLIGATIONS
NOTES PAYABLE - DIRECT CORPORATE OBLIGATIONS

The following notes payable were direct corporate obligations of the Company as of December 31, 2014 and 2013 (dollars in millions):

	2014	2013
Senior Secured Credit Agreement (as defined below)	$522.1	$581.5
6.375% Senior Secured Notes due October 2020 (the "6.375% Notes")	275.0	275.0
7.0% Debentures	—	3.5
Unamortized discount on Senior Secured Credit Agreement	(2.7)	(3.6)
Direct corporate obligations	$794.4	$856.4

In the third quarter of 2012, as further discussed below, we completed a comprehensive recapitalization plan. The following table sets forth the sources and uses of cash from the recapitalization transactions (dollars in millions):

Sources:
Senior Secured Credit Agreement	$669.5
Issuance of 6.375% Notes	275.0
Total sources	$944.5

Uses:
Cash on hand for general corporate purposes	$13.7
Repurchase of $200 million principal amount of 7.0% Debentures pursuant to Debenture Repurchase Agreement	355.1
Repayment of a previous senior secured credit agreement	223.8
Repayment of $275.0 million principal amount of 9.0% Notes, including redemption premium	322.7
Debt issuance costs	23.1
Accrued interest	6.1
Total uses	$944.5

Senior Secured Credit Agreement

On September 28, 2012, the Company entered into a new senior secured credit agreement, providing for: (i) a $425.0 million six-year term loan facility ($390.9 million remained outstanding at December 31, 2014); (ii) a $250.0 million four-year term loan facility ($131.2 million remained outstanding at December 31, 2014); and (iii) a $50.0 million three-year revolving credit facility, with JPMorgan Chase Bank, N.A., as administrative agent (the "Agent"), and the lenders from time to time party thereto (the "Senior Secured Credit Agreement"). The Senior Secured Credit Agreement is guaranteed by the Subsidiary Guarantors (as defined below) and secured by a first-priority lien (which ranks pari passu with the liens securing the 6.375% Notes) on substantially all of the Company's and the Subsidiary Guarantors' assets. As of December 31, 2014, no amounts have been borrowed under the revolving credit facility. The net proceeds from the Senior Secured Credit Agreement, together with the net proceeds from the 6.375% Notes, were used to repay other outstanding indebtedness, as further described below, and for general corporate purposes.

The revolving credit facility includes an uncommitted subfacility for swingline loans of up to $5.0 million, and up to $5.0 million of the revolving credit facility is available for the issuance of letters of credit. The six-year term loan facility amortizes in quarterly installments in amounts resulting in an annual amortization of 1% and the four-year term loan facility amortizes in quarterly installments resulting in an annual amortization of 20% during the first and second years and 30% during the third and fourth years. Subject to certain conditions, the Company may incur additional incremental loans under the Senior Secured Credit Agreement in an amount of up to $250.0 million.

On May 30, 2014, the Company completed an amendment to the Senior Secured Credit Agreement to waive the requirement that the net proceeds in excess of $125 million received from the sale of CLIC be used to prepay amounts outstanding under the Senior Secured Credit Agreement.

In May 2013, we amended our Senior Secured Credit Agreement. Pursuant to the amended terms, the applicable interest rates were decreased. The new interest rates with respect to loans under: (i) the six-year term loan facility are, at the Company's option, equal to a eurodollar rate, plus 2.75% per annum, or a base rate, plus 1.75% per annum, subject to a eurodollar rate "floor" of 1.00% and a base rate "floor" of 2.25% (previously a eurodollar rate, plus 3.75% per annum, or a base rate, plus 2.75% per annum, subject to a eurodollar rate "floor" of 1.25% and a base rate "floor" of 2.25%); (ii) the four-year term loan facility are, at the Company's option, equal to a eurodollar rate, plus 2.25% per annum, or a base rate, plus 1.25% per annum, subject to a eurodollar rate "floor" of .75% and a base rate "floor" of 2.00% (previously a eurodollar rate, plus 3.25% per annum, or a base rate, plus 2.25% per annum, subject to a eurodollar rate "floor" of 1.00% and a base rate "floor" of 2.00%); and (iii) the revolving credit facility will be, at the Company's option, equal to a eurodollar rate, plus 3.00% per annum, or a base rate, plus 2.00% per annum, in each case, with respect to revolving credit facility borrowings only, subject to certain step-downs based on the debt to total capitalization ratio of the Company (previously a eurodollar rate, plus 3.50% per annum, or a base rate, plus 2.50% per annum, subject to certain step-downs based on the debt to total capitalization ratio of the Company). At December 31, 2014, the interest rates on the six-year term loan facility and the four-year term loan facility were 3.75% and 3.00%, respectively.

Other changes made in May 2013 to the Senior Secured Credit Agreement included modifications of mandatory prepayments resulting from certain restricted payments made (including any common stock dividends and share repurchases) as defined in the Senior Secured Credit Agreement. Pursuant to the amended terms, the amount of the mandatory prepayment is: (a) 100% of the amount of certain restricted payments provided that if, as of the end of the fiscal quarter immediately preceding such restricted payment, the debt to total capitalization ratio is: (x) equal to or less than 25.0% but greater than 20.0%, the prepayment requirement shall be reduced to 33.33% (previously less than or equal to 22.5% but greater than 17.5%); or (y) equal to or less than 20.0%, the prepayment requirement shall not apply (previously equal to or less than 17.5%).

Mandatory prepayments of the Senior Secured Credit Agreement will be required, subject to certain exceptions, in an amount equal to: (i) 100% of the net cash proceeds from certain asset sales or casualty events; (ii) 100% of the net cash proceeds received by the Company or any of its restricted subsidiaries from certain debt issuances; and (iii) 100% of the amount of certain restricted payments made (including any common stock dividends and share repurchases) as defined in the Senior Secured Credit Agreement provided that if, as of the end of the fiscal quarter immediately preceding such restricted payment, the debt to total capitalization ratio is: (x) equal to or less than 25.0%, but greater than 20.0%, the prepayment requirement shall be reduced to 33.33%; or (y) equal to or less than 20.0%, the prepayment requirement shall not apply.

Notwithstanding the foregoing, no mandatory prepayments pursuant to item (i) in the preceding paragraph shall be required if: (x) the debt to total capitalization ratio is equal or less than 20% and (y) either (A) the financial strength rating of certain of the Company's insurance subsidiaries is equal to or better than A- (stable) from A.M. Best Company or (B) the Senior Secured Credit Agreement is rated equal or better than BBB- (stable) from S&P and Baa3 (stable) by Moody's.

In 2014, we made $59.4 million of scheduled quarterly principal payments due under the Senior Secured Credit Agreement. In the first six months of 2013, we made mandatory prepayments of $20.4 million in an amount equal to 33.33% of our share repurchases and common stock dividend payments, as required under the terms of our Senior Secured Credit Agreement. No mandatory prepayments were required in the second half of 2013 as our debt to total capitalization ratio, as defined in the Senior Secured Credit Agreement, was below 20.0 percent. We also made additional payments of $42.7 million in 2013 to cover the remaining portion of the scheduled quarterly principal payments due under the Senior Secured Credit Agreement. In 2012, as required under the terms of the Senior Secured Credit Agreement, we made mandatory prepayments of $28.4 million due to repurchases of our common stock and payment of a common stock dividend. We also made an additional payment of $2.0 million to cover the remaining portion of the scheduled quarterly principal payments.

The Senior Secured Credit Agreement contains covenants that limit the Company's ability to take certain actions and perform certain activities, including (each subject to exceptions as set forth in the Senior Secured Credit Agreement):

•	limitations on debt (including, without limitation, guarantees and other contingent obligations);

•	limitations on issuances of disqualified capital stock;

•	limitations on liens and further negative pledges;

•	limitations on sales, transfers and other dispositions of assets;

•	limitations on transactions with affiliates;

•	limitations on changes in the nature of the Company's business;

•	limitations on mergers, consolidations and acquisitions;

•	limitations on dividends and other distributions, stock repurchases and redemptions and other restricted payments;

•	limitations on investments and acquisitions;

•	limitations on prepayment of certain debt;

•	limitations on modifications or waivers of certain debt documents and charter documents;

•	investment portfolio requirements for insurance subsidiaries;

•	limitations on restrictions affecting subsidiaries;

•	limitations on holding company activities; and

•	limitations on changes in accounting policies.

The Senior Secured Credit Agreement requires the Company to maintain (each as calculated in accordance with the Senior Secured Credit Agreement): (i) a debt to total capitalization ratio of not more than 27.5 percent (such ratio was 17.2 percent at December 31, 2014); (ii) an interest coverage ratio of not less than 2.50 to 1.00 for each rolling four quarters (such ratio was 15.75 to 1.00 for the four quarters ended December 31, 2014); (iii) an aggregate ratio of total adjusted capital to company action level risk-based capital for the Company's insurance subsidiaries of not less than 250 percent (such ratio was 434 percent at December 31, 2014); and (iv) a combined statutory capital and surplus for the Company's insurance subsidiaries of at least $1,300.0 million (combined statutory capital and surplus at December 31, 2014, was $1,868 million).

The Senior Secured Credit Agreement provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, incorrectness of any representation or warranty in any material respect, breach of covenants in the Senior Secured Credit Agreement or other loan documents, cross default to certain other indebtedness, certain events of bankruptcy and insolvency, certain ERISA events, a failure to pay certain judgments, certain material regulatory events, the occurrence of a change of control, and the invalidity of any material provision of any loan document or material lien or guarantee granted under the loan documents. If an event of default under the Senior Secured Credit Agreement occurs and is continuing, the Agent may accelerate the amounts and terminate all commitments outstanding under the Senior Secured Credit Agreement and may exercise remedies in respect of the collateral.

In connection with the execution of the Senior Secured Credit Agreement, the Company and the Subsidiary Guarantors entered into a guarantee and security agreement, dated as of September 28, 2012 (the "Guarantee and Security Agreement"), by and among the Company, the Subsidiary Guarantors and the Agent, pursuant to which the Subsidiary Guarantors guaranteed all of the obligations of the Company under the Senior Secured Credit Agreement and the Company and the Subsidiary Guarantors pledged substantially all of their assets to secure the Senior Secured Credit Agreement, subject to certain exceptions as set forth in the Guarantee and Security Agreement.

6.375% Notes

On September 28, 2012, we issued $275.0 million in aggregate principal amount of 6.375% Notes pursuant to an Indenture, dated as of September 28, 2012 (the "6.375% Indenture"), among the Company, the subsidiary guarantors party thereto (the "Subsidiary Guarantors") and Wilmington Trust, National Association, as trustee (the "Trustee") and as collateral agent (the "Collateral Agent"). The net proceeds from the issuance of the 6.375% Notes, together with the net proceeds from the Senior Secured Credit Agreement, were used to repay other outstanding indebtedness and for general corporate purposes. The 6.375% Notes mature on October 1, 2020. Interest on the 6.375% Notes accrues at a rate of 6.375% per annum and is payable semiannually in arrears on April 1 and October 1 of each year, commencing on April 1, 2013. The 6.375% Notes and the guarantees thereof (the "Guarantees") are senior secured obligations of the Company and the Subsidiary Guarantors and rank equally in right of payment with all of the Company's and the Subsidiary Guarantors' existing and future senior obligations, and senior to all of the Company's and the Subsidiary Guarantors' future subordinated indebtedness. The 6.375% Notes are secured by a first-priority lien on substantially all of the assets of the Company and the Subsidiary Guarantors, subject to certain exceptions. The 6.375% Notes and the Guarantees are pari passu with respect to security and in right of payment with all of the Company's and the Subsidiary Guarantors' existing and future secured indebtedness under the Senior Secured Credit Agreement. The 6.375% Notes are structurally subordinated to all of the liabilities and preferred stock of each of the Company's insurance subsidiaries, which are not guarantors of the 6.375% Notes.

The Company may redeem all or part of the 6.375% Notes beginning on October 1, 2015, at the redemption prices set forth in the 6.375% Indenture. The Company may also redeem all or part of the 6.375% Notes at any time and from time to time prior to October 1, 2015, at a price equal to 100% of the aggregate principal amount of the 6.375% Notes to be redeemed, plus a "make-whole" premium and accrued and unpaid interest to, but not including, the redemption date. In addition, prior to October 1, 2015, the Company may redeem up to 35% of the aggregate principal amount of the 6.375% Notes with the net cash proceeds of certain equity offerings at a price equal to 106.375% of the aggregate principal amount of the 6.375% Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date.

Upon the occurrence of a Change of Control (as defined in the 6.375% Indenture), each holder of the 6.375% Notes may require the Company to repurchase all or a portion of the 6.375% Notes in cash at a price equal to 101% of the aggregate principal amount of the 6.375% Notes to be repurchased, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

The 6.375% Indenture contains covenants that, among other things, limit (subject to certain exceptions) the Company's ability and the ability of the Company's Restricted Subsidiaries (as defined in the 6.375% Indenture) to:

•	incur or guarantee additional indebtedness or issue preferred stock;

•	pay dividends or make other distributions to shareholders;

•	purchase or redeem capital stock or subordinated indebtedness;

•	make investments;

•	create liens;

•	incur restrictions on the Company's ability and the ability of its Restricted Subsidiaries to pay dividends or make other payments to the Company;

•	sell assets, including capital stock of the Company's subsidiaries;

•	consolidate or merge with or into other companies or transfer all or substantially all of the Company's assets; and

•	engage in transactions with affiliates.

The 6.375% Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the 6.375% Indenture, failure to pay at maturity or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding 6.375% Notes may declare the principal of and accrued but unpaid interest, including any additional interest, on all of the 6.375% Notes to be due and payable.

Under the 6.375% Indenture, the Company can make Restricted Payments (as such term is defined in the 6.375% Indenture) up to a calculated limit, provided that the Company's pro forma risk-based capital ratio exceeds 225% after giving effect to the Restricted Payment and certain other conditions are met. Restricted Payments include, among other items, repurchases of common stock and cash dividends on common stock (to the extent such dividends exceed $30.0 million in the aggregate in any calendar year).

The limit of Restricted Payments permitted under the 6.375% Indenture is the sum of (x) 50% of the Company's "Net Excess Cash Flow" (as defined in the 6.375% Indenture) for the period (taken as one accounting period) from July 1, 2012 to the end of the Company's most recently ended fiscal quarter for which financial statements are available at the time of such Restricted Payment, (y) $175.0 million and (z) certain other amounts specified in the 6.375% Indenture. Based on the provisions set forth in the 6.375% Indenture and the Company's Net Excess Cash Flow for the period from July 1, 2012 through December 31, 2014, the Company could have made additional Restricted Payments under this 6.375% Indenture covenant of approximately $75 million as of December 31, 2014. This limitation on Restricted Payments does not apply if the Debt to Total Capitalization Ratio (as defined in the 6.375% Indenture) as of the last day of the Company's most recently ended fiscal quarter for which financial statements are available that immediately precedes the date of any Restricted Payment, calculated immediately after giving effect to such Restricted Payment and any related transactions on a pro forma basis, is equal to or less than 17.5%.

The amendment to the Senior Secured Credit Agreement on May 30, 2014, did not impact the restrictions set forth in the 6.375% Indenture regarding the Company’s use of the proceeds from the sale of CLIC. Under the Indenture, the net proceeds received by the Company from the sale of CLIC (defined as "Net Available Cash" under the Indenture) may be used to: (i) reinvest in or acquire assets to be used in the insurance business or a related business; or (ii) repay the Senior Secured Credit Agreement. Under the Indenture, any Net Available Cash not so reinvested or applied within 365 days after the closing of the sale of CLIC must be used to make an offer to purchase the outstanding notes at par and, in the interim, may only be invested as set forth in the Indenture. The Company currently plans to use the cash received from the sale of CLIC as permitted under the 6.375 Indenture including the investment on July 1, 2014, of $28.0 million to recapture a block of life insurance business from Wilton Re.

In connection with the issuance of the 6.375% Notes and execution of the 6.375% Indenture, the Company and the Subsidiary Guarantors entered into a security agreement, dated as of September 28, 2012 (the "Security Agreement"), by and among the Company, the Subsidiary Guarantors and the Collateral Agent, pursuant to which the Company and the Subsidiary Guarantors pledged substantially all of their assets to secure their obligations under the 6.375% Notes and the 6.375% Indenture, subject to certain exceptions as set forth in the Security Agreement.

Pari Passu Intercreditor Agreement

In connection with the issuance of the 6.375% Notes and entry into the Senior Secured Credit Agreement, the Agent and the Collateral Agent, as authorized representative with respect to the 6.375% Notes, entered into a Pari Passu Intercreditor Agreement, dated as of September 28, 2012 (the "Intercreditor Agreement"), which sets forth agreements with respect to the first-priority liens granted by the Company and the Subsidiary Guarantors pursuant to the 6.375% Indenture and the Senior Secured Credit Agreement.

Under the Intercreditor Agreement, any actions that may be taken with respect to the collateral that secures the 6.375% Notes and the Senior Secured Credit Agreement, including the ability to cause the commencement of enforcement proceedings against such collateral, to control such proceedings and to approve amendments to releases of such collateral from the lien of, and waive past defaults under, such documents relating to such collateral, will be at the direction of the authorized representative of the lenders under the Senior Secured Credit Agreement until the earliest of: (i) the Company's obligations under the Senior Secured Credit Agreement (or refinancings thereof) are discharged; (ii) the earlier of (x) the date on which the outstanding principal amount of loans and commitments under the Senior Secured Credit Agreement is less than $25.0 million and (y) the date on which the outstanding principal amount of another tranche of first-priority indebtedness exceeds the principal amount of loans and commitments under the Senior Secured Credit Agreement; and (iii) 180 days after the occurrence of both an event of default under the 6.375% Indenture and the authorized representative of the holders of the New Notes making certain representations as described in the Intercreditor Agreement, unless the authorized representative of the lenders under the Senior Secured Credit Agreement has commenced and is diligently pursuing enforcement action with respect to the collateral or the grantor of the security interest in that collateral (whether the Company or the applicable Subsidiary Guarantor) is then a debtor under or with respect to (or otherwise subject to) any insolvency or liquidation proceeding.

9.0% Notes

On December 21, 2010, we issued $275.0 million aggregate principal amount of 9.0% Senior Secured Notes due January 2018 (the "9.0% Notes"). The net proceeds of $267.0 million were used to repay certain indebtedness. The Company could redeem all or part of the 9.0% Notes at any time and from time to time prior to January 15, 2014, at a price equal to 100% of the aggregate principal amount of the 9.0% Notes to be redeemed plus a "make-whole" premium and accrued and unpaid interest.

On September 28, 2012, the Company completed the cash tender offer for $273.8 million aggregate principal amount of the 9.0% Notes and received consents from such holders to proposed amendments to the indenture governing the 9.0% Notes (the "9.0% Indenture"). In addition, on September 28, 2012 (the "Initial Payment Date"), the Company, the Subsidiary Guarantors and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee, executed a first supplemental indenture to the 9.0% Indenture (the "Supplemental Indenture") that eliminated substantially all of the restrictive covenants contained in the 9.0% Indenture and certain events of default and related provisions. The Supplemental Indenture became effective upon execution, and the amendments to the 9.0% Indenture became operative on the Initial Payment Date upon acceptance of and payment for the tendered 9.0% Notes by the Company.

On the Initial Payment Date, the Company paid an aggregate of $326.3 million (using a portion of the net proceeds from its offering of the 6.375% Notes, together with borrowings under the Senior Secured Credit Agreement) in order to purchase the 9.0% Notes tendered prior to the Initial Payment Date (representing, in the aggregate, tender offer consideration of approximately $313.1 million, consent payments of approximately $8.2 million and accrued and unpaid interest to, but not including, the Initial Payment Date of approximately $5.0 million). The remaining $1.2 million of 9.0% Notes were redeemed on October 29, 2012.

7.0% Debentures

From November 2009 through May 2010, we issued $293.0 million aggregate principal amount of our 7.0% Senior Debentures due 2016 (the "7.0% Debentures"). The Company used the net proceeds from the issuance of the 7.0% Debentures to retire outstanding indebtedness.

The 7.0% Debentures ranked equally in right of payment with all of the Company's unsecured and unsubordinated obligations. The 7.0% Debentures were governed by an Indenture dated as of October 16, 2009 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. The 7.0% Debentures bore interest at a rate of 7.0% per annum, payable semi-annually on June 30 and December 30 of each year. The 7.0% Debentures would have matured on December 30, 2016. The 7.0% Debentures were not convertible prior to June 30, 2013, except under limited circumstances. Commencing on June 30, 2013, the 7.0% Debentures were convertible into shares of our common stock at the option of the holder at any time, subject to certain exceptions and subject to our right to terminate such conversion rights under certain circumstances relating to the sale price of our common stock. As further described below, we elected to terminate the conversion rights in July 2013.

On September 4, 2012, the Company entered into a Debenture Repurchase Agreement (the "Debenture Repurchase Agreement") with Paulson Credit Opportunities Master Ltd. and Paulson Recovery Master Fund Ltd. (collectively, the "Paulson Holders"), funds managed by Paulson & Co. Inc., ("Paulson") that held $200.0 million in aggregate principal amount of the Company's 7.0% Debentures. Pursuant to the Debenture Repurchase Agreement, the Company purchased from each of the Paulson Holders the 7.0% Debentures held by such Paulson Holders, for a cash purchase price of $355.1 million that provided for a 2.8% discount to the estimated fair market value of the 7.0% Debentures as defined in the Debenture Repurchase Agreement.

On March 28, 2013, the Company completed the cash tender offer (the "Offer") for $59.3 million aggregate principal amount of its 7.0% Debentures for an aggregate purchase price of $124.8 million. The Offer was conducted as part of our previously announced securities repurchase program. Pursuant to the terms of the Offer, holders of the 7.0% Debentures who tendered their 7.0% Debentures prior to the expiration date, received, for each $1,000 principal amount of such 7.0% Debentures, a cash purchase price equal to the sum of: (i) the average volume weighted average price of our common stock (as defined in the Offer) ($11.2393 at the close of trading on March 27, 2013) multiplied by 183.5145; plus (ii) a fixed cash amount of $61.25. The final purchase price per $1,000 principal amount of 7.0% Debentures was $2,123.82. In addition to the purchase price, holders received accrued and unpaid interest on any 7.0% Debentures that were tendered to, but excluding, the settlement date of the Offer.

In May 2013, we repurchased $4.5 million principal amount of the 7.0% Debentures for an aggregate purchase price of $9.4 million.

On July 1, 2013, the Company issued a conversion right termination notice to holders of the 7.0% Debentures. The Company elected to terminate the right to convert the 7.0% Debentures into shares of its common stock, effective as of July 30, 2013. Holders of the 7.0% Debentures were able to exercise their conversion right at any time on or prior to the close of business on July 30, 2013. Holders exercising their conversion right received 184.3127 shares of common stock per $1,000 principal amount of 7.0% Debentures converted. The 7.0% Debentures submitted for conversion were deemed paid in full and the Company has no further obligation with respect to such 7.0% Debentures. Holders of $25.7 million in aggregate principal amount of the 7.0% Debentures exercised their conversion right and received 4.7 million shares of our common stock.

On May 30, 2014, we repurchased the remaining $3.5 million principal amount of the 7.0% Debentures for a purchase price of $3.7 million.

Previous Senior Secured Credit Agreement

In the first nine months of 2012, as required under the terms of a previous senior secured credit agreement, we made mandatory prepayments of $31.4 million due to repurchases of our common stock and payment of a common stock dividend.

In September 2012, the Company used a portion of the net proceeds from its offering of the 6.375% Notes, together with borrowings under the Senior Secured Credit Agreement to repay the remaining $223.8 million principal amount outstanding under its previous senior secured credit agreement.

Senior Health Note

In connection with the Transfer, the Company issued the Senior Health Note due November 12, 2013 (the "Senior Health Note") payable to Senior Health. The Senior Health Note was unsecured and had an interest rate of 6.0% payable quarterly, beginning on March 15, 2009. We were required to make annual principal payments of $25.0 million beginning on November 12, 2009. The Company made a $25.0 million scheduled payment on the Senior Health Note in 2011, 2010 and 2009. In March 2012, we paid in full the remaining $50.0 million principal balance on the Senior Health Note, which had been scheduled to mature in November 2013. The repayment in full of the Senior Health Note removed the previous restriction on our ability to pay cash dividends on our common stock.

Loss on Extinguishment of Debt

In 2014, we recognized a loss on extinguishment or modification of debt totaling $.6 million consisting of:

(i)	$.4 million of expenses related to the amendment of the Senior Secured Credit Agreement; and

(ii)	$.2 million related to the repurchase of the remaining principal amount of the 7.0% Debentures.

In 2013, we recognized a loss on extinguishment of debt totaling $65.4 million consisting of:

(i)
$2.9 million related to the amendment of the Senior Secured Credit Agreement and the write-off of unamortized discount and issuance costs associated with prepayments on the Senior Secured Credit Agreement; and

(ii)
$62.5 million as a result of the Offer and repurchase of 7.0% Debentures described above, the write-off of unamortized discount and issuance costs associated with the 7.0% Debentures that were repurchased and other transaction costs. Additional paid-in capital was also reduced by $12.6 million to extinguish the beneficial conversion feature associated with a portion of the 7.0% Debentures that were repurchased.

In 2012, we recognized a loss on extinguishment of debt totaling $200.2 million consisting of:

(i)
$136.5 million due to our repurchase of $200.0 million principal amount of 7.0% Debentures pursuant to the Debenture Repurchase Agreement described above and the write-off of unamortized discount and issuance costs associated with the 7.0% Debentures. Additional paid-in capital was also reduced by $24.0 million to extinguish the beneficial conversion feature associated with a portion of the 7.0% Debentures that were repurchased. As the Code limits the deduction to taxable income for losses on the redemption of convertible debt, a minimal tax benefit was recognized related to the repurchase of the 7.0% Debentures;

(ii)	$58.2 million related to the Offer and consent solicitation for the 9.0% Notes; the write-off of unamortized issuance costs related to the 9.0% Notes; and other transaction costs;

(iii)	$5.1 million representing the write-off of unamortized discount and issuance costs associated with repayments of a previous senior secured credit agreement; and

(iv) $.4 million representing the write-off of unamortized discount and issuance costs associated with payments on our Senior Secured Credit Agreement.

Scheduled Repayment of our Direct Corporate Obligations

The scheduled repayment of our direct corporate obligations was as follows at December 31, 2014 (dollars in millions):

Year ending December 31,
2015	$79.2
2016	60.5
2017	4.3
2018	378.1
2019	—
Thereafter	275.0
$797.1